SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          Form 8-K

                       CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                         ACT OF 1934

 Date of Report (Date of earliest event reported) March 25,
                            2004



               KENNETH COLE PRODUCTIONS, INC.
    (Exact name of registrant as specified in its charter)

               Commission File Number  1-13082


            New York                           13-3131650
(State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)              Identification Number)

603 West 50th Street, New York, NY                   10019
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (212) 265-1500


                       Not Applicable
(Former name or former address, if changed since last report)




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Item 5.  Other Events.


      On March 25, 2004, Kenneth Cole Productions, Inc. (the "Company") (NYSE: KCP) issued a press release announcing the Company's transition of its women's sportswear licensing agreement to Paul Davril, Inc. from Liz Claiborne, Inc. commencing with the Spring 2005 season, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits:

          99.1 Press release dated March 25, 2004.















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                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                              Kenneth Cole Productions, Inc.
                              Registrant



Dated: March 25, 2004         By:/s/ STANLEY A.MAYER
                              Name: Stanley A. Mayer
                              Title: Executive Vice President
                                     and Chief Financial Officer










                        Exhibit Index

Exhibit No.                   Description

     99.1                Press Release date March 25, 2004






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Liz Claiborne Investor           Liz Claiborne Company Contact
Relations Contact:
Robert Vill                      Jane Randel
Vice President, Treasury &       Vice President, Corporate
      Investor Relations               Communications
Liz Claiborne, Inc.              Liz Claiborne, Inc.
(201) 295-7515                   (201) 626-3408

Kenneth Cole Company Contact:   Kenneth Cole Media Contact:
Stanley Mayer                   Meredith Paley
Chief Financial Officer         Vice President, Corporate Communications
Kenneth Cole Productions, Inc.  Kenneth Cole Productions, Inc.
(212) 265-1500                  (212) 830-7405


   KENNETH COLE PRODUCTIONS, INC. AND LIZ CLAIBORNE, INC.
AGREE TO TRANSITION WOMEN'S SPORTSWEAR LICENSING AGREEMENT TO
    PAUL DAVRIL, INC. COMMENCING WITH SPRING 2005 SEASON

New York, New York, March 25, 2004 / PR Newswire - Kenneth Cole Productions, Inc. (NYSE: KCP) and Liz Claiborne, Inc. (NYSE: LIZ) today announced that they will not renew their licensing agreement to design, manufacture and sell women's sportswear under the Kenneth Cole label. Liz Claiborne, Inc. will ship the 2004 Holiday line and Paul Davril, Inc., Kenneth Cole Production, Inc.'s current men's sportswear licensee, will begin shipping for the Spring 2005 season.

Chairman and Chief Executive Officer Kenneth Cole said, "We have been pleased to partner with one of the world's most highly regarded apparel companies. We remain committed to the continued growth and development of our jewelry business with Liz Claiborne, Inc. and look forward to exploring other strategic opportunities with them in the future. Paul
Davril, Inc. has been our licensee for men's sportswear and a key strategic partner since 1997. Based on the strong performance of this business, we have also agreed to extend
the term of the men's sportswear license.    We are excited
to continue to build upon our already successful relationship with Paul Davril, Inc. with the addition of women's sportswear under the Kenneth Cole New York label. Their long-held understanding of our brand, customer, and product gives us confidence that, with their dedication and commitment, our sportswear business will continue to grow stronger." Stanley Mayer, Chief Financial Officer, added, "we do not expect the transition to materially impact our financial results."

Paul R. Charron, Liz Claiborne Inc.'s Chairman and Chief Executive Officer, said, "There is no question that Kenneth Cole is a compelling brand and a talented designer. In fact, the Spring '04 line now in stores is selling very well, attesting to the relevance of the Kenneth Cole name and image for contemporary women's apparel. The decision not to renew the license for the apparel lines was based on strategic considerations. At this point, we do not expect the transition of this license to have a material impact on our 2004 financial results. Liz Claiborne Inc. will continue to market jewelry under this premier name through a separate license. We think prospects for the brand in women's apparel are bright. Paul Davril, Inc. has proven to be an excellent partner for Kenneth in the men's arena and there is every reason to believe that together they will successfully grow the women's apparel business. We wish them well and are committed to working closely with them to ensure a seamless transition for both retailers and consumers."

About Kenneth Cole Productions, Inc.
Kenneth Cole Productions, Inc. designs, sources, and markets a broad range of footwear, handbags, and accessories under the brand names Kenneth Cole New York, Reaction Kenneth Cole, and Unlisted, a Kenneth Cole Production. The company has also granted a wide variety of third party licenses for the production of men's and women's apparel, timepieces, eyewear, and several other accessory categories. The company's products are distributed through department stores, better specialty stores, and company-owned retail stores as well as direct to consumer catalogs and e-commerce.

About Liz Claiborne Inc.
Liz Claiborne Inc. designs and markets an extensive range of women's and men's fashion apparel and accessories appropriate to wearing occasion ranging from casual to dressy. The
Company also market fragrances for women and men. Liz Claiborne Inc.'s brands include Axcess, Bora Bora, Claiborne, Crazy Horse, Curve, Dana Buchman, Elisabeth, Ellen Tracy, Emma James, ENYCE, First Issue, Intuitions, Jane Street, J.H. Collectibles, Juicy Couture, Laundry by Shelli Segal, Liz Claiborne, Lucky Brand, Mambo, Marvella, Mexx, Monet, Monet 2, Realities, Sigrid Olsen, Spark, Trifari and Villager. In addition, Liz Claiborne Inc. holds the exclusive, long-term license to product and sell men's and women's collections of DKNYr Jeans and DKNYr Active, as well as CITY DKNYr better women's sportswear in the Western Hemisphere. The Company also has the exclusive license to produce jewelry under the Kenneth Cole New York and Reaction Kenneth Cole brand names.

About Paul Davril, Inc.
Paul Davril, Inc. is a top-tier softlines manufacturing resource with over twenty-five year experience in the design, development, procurement, and distribution of branded and private label apparel and accessories for the global marketplace in both men's and women's classifications. In addition to Kenneth Cole branded sportswear, the Company produces the EckoRed line of sportswear for young women, as well as Sketchers young mens sportswear and juniors in womens. PDI operates offices worldwide with global sourcing offices located throughout the Pacific Rim.

Forward Looking Statement Disclosure
The statements contained in this release, which are not historical facts, may be deemed to constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual future results might differ materially from those projected in such statements due to a number of risks and uncertainties, including but not limited to, demand and competition for the company's products, the ability to enter into new product license agreements, changes in consumer preferences or fashion trends, delays in anticipated store openings, and changes in the Company's relationships with vendors and other resources. The forward looking statements contained herein are also subject to other risks and uncertainties that are described in the Company's reports and registration statements filed with the Securities and Exchange Commission.